Exit and Disposal Activities	12 Months Ended
Dec. 31, 2011
EXIT AND DISPOSAL ACTIVITIES [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
EXIT AND DISPOSAL ACTIVITIES

The Company has initiated various exit and disposal activities including, but not limited to, the following matters.

During 2010, the Company announced the formation of its new audio/visual control company within the TECH segment called The AVC Group, LLC ("The AVC Group"). Upon the formation of The AVC Group, the operations of Niles Audio Corporation, Elan Home Systems, L.L.C. and Xantech LLC were combined to improve the overall operational efficiencies of these companies. In conjunction with the formation of The AVC Group, the Company consolidated and shutdown certain of its facilities and, as a result, recorded net expenses within SG&A of approximately $0.4 million for 2011 consisting of severance and other expenses. During 2010, the Company recorded approximately $2.8 million (of which approximately $2.6 million was recorded within SG&A) of severance and other expenses related to this activity. The Company does not anticipate recording any additional expenses related to severance or other costs associated with this activity.

The Company has also restructured its Imerge Limited ("Imerge"), Aigis Mechtronics, Inc. ("Aigis") and Lite Touch, Inc. ("Lite Touch") facilities within the TECH segment. As a result, during 2011, the Company recorded expenses within SG&A and COGS of approximately $0.6 million and $0.2 million, respectively, related to severance and other costs. During 2010, the Company recorded expenses within SG&A of approximately $1.6 million related to these activities. The Company does not anticipate recording any additional expenses associated with these restructuring activities.

In 2011, management approved a plan to reduce costs and improve production efficiencies at the Company's subsidiary, Best, including transferring certain operations from Italy to Poland. During 2011, the Company recorded expenses in the RESV segment of approximately $1.3 million and $14.4 million within SG&A and COGS, respectively, related to severance and other costs arising from the implementation of this plan. As the Company continues to restructure Best, it is possible that additional expenses may be incurred, however, at this point the Company does not expect to record any significant additional charges in 2012.

The following table sets forth the restructuring activity discussed above, and other less significant restructuring activity, in the accompanying consolidated statement of operations for 2011:

			Payments
	Balance		and Asset		Balance
	12/31/10	Provision	Write Downs	Other	12/31/11
	(Amounts in millions)
Employee Separation Expenses:
SG&A	$2.0	$2.1	$(3.3)	$(0.3)	$0.5
COGS	0.1	15.0	(3.3)	(0.8)	11.0
Total Employee Separation Expenses	2.1	17.1	(6.6)	(1.1)	11.5

Other Costs and Expenses:
SG&A	0.9	0.8	(1.6)	0.1	0.2
COGS	—	0.1	(0.1)	—	—
Total Other Costs and Expenses	0.9	0.9	(1.7)	0.1	0.2

Total Restructuring Activity:
SG&A	2.9	2.9	(4.9)	(0.2)	0.7
COGS	0.1	15.1	(3.4)	(0.8)	11.0
	$3.0	$18.0	$(8.3)	$(1.0)	$11.7

Employee separation expenses are comprised of severance, vacation, outplacement and retention bonus payments. Other restructuring costs include expenses associated with asset write-downs, terminating other contractual arrangements, costs to prepare facilities for closure, and costs to move equipment and products to other facilities.